UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

(212) 328-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 13, 2022, Medallion Financial Corp. (the “Company”) entered into an Amended and Restated Employment Agreement with Anthony N. Cutrone, the Company’s Executive Vice President and Chief Financial Officer, effective January 1, 2022 (the “Employment Agreement”). The Employment Agreement has a two-year term, unless terminated by either party; provided that commencing on January 1, 2023 (the “Initial Renewal Date”), and on each succeeding anniversary of the Initial Renewal Date thereafter, the then-current termination date of the Employment Agreement shall automatically be extended by one year, such that there will be a two-year term commencing on January 1st of each year during the term of the Employment Agreement. Under the Employment Agreement, Mr. Cutrone is entitled to an annual base salary of $375,000, which shall be reviewed by the Compensation Committee of the Board of Directors of the Company not less than once each fiscal year and may be increased, but not decreased from the then existing base salary. The Employment Agreement provides for a severance payment if the Employment Agreement is terminated under certain conditions.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

(e) On June 14, 2022, at the annual meeting of stockholders (the “Annual Meeting”) of the Company, the Company’s stockholders approved Amendment No. 2 (the “Plan Amendment”) to the Company’s 2018 Equity Incentive Plan (as amended, the “Plan”), increasing the number of the shares reserved for issuance under the Plan by 3,500,000 shares, to 5,710,968 shares. The Plan Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting, and the Plan Amendment became effective upon such stockholder approval.

A description of the Plan Amendment is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”) and is incorporated by reference herein. The description of the Plan Amendment contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 14, 2022. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.    The following individuals were elected to the Company’s Board of Directors to serve as Class II Directors until the 2025 annual meeting of stockholders by the following votes:

NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
Andrew M. Murstein	13,520,476	1,302,708	5,580,480
Brent O. Hatch	13,801,909	1,021,275	5,580,480
Allan J. Tanenbaum	12,953,108	1,870,076	5,580,480

2.    The Company’s stockholders ratified the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,425,083	1,460,217	518,364	-0-

3.    The Company’s stockholders approved a non-binding advisory resolution to approve the 2021 compensation of the Company’s named executive officers, as described in the Proxy Statement by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
11,240,413	3,523,744	59,027	5,580,480

4.    The Company’s stockholders approved Amendment No. 2 to the Company’s 2018 Equity Incentive Plan, to increase the number of shares of Common Stock authorized for issuance thereunder, as described in the Proxy Statement by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
11,996,803	2,769,190	57,191	5,580,480

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Amended and Restated Employment Agreement, dated June 13, 2022, by and between Anthony N. Cutrone and Medallion Financial Corp.

10.2	Amendment No. 2 to Medallion Financial Corp. 2018 Equity Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2022 (File No. 001-37747))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2022

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name:	Anthony N. Cutrone
Title:	Chief Financial Officer